                                                                EXHIBIT 10.4



                                                                EXECUTION COPY




        THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                           Right to Purchase 672,327 Shares of
                                        Common Stock, par value $.01 per share

Date: February 27, 2001

                     FASTCOMM COMMUNICATIONS CORPORATION
                       INCENTIVE STOCK PURCHASE WARRANT

        THIS CERTIFIES THAT, for value received, THE ZANETT LOMBARDIER MASTER FUND, L.P., or its registered assigns, is entitled to purchase from FASTCOMM COMMUNICATIONS CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, Six Hundred Seventy Two Thousand Three Hundred Twenty Seven (672,327) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $0.77436. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to, and identified as Warrants in, that certain Securities Purchase Agreement, dated as of February 26, 2001, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

                                                                EXECUTION COPY





        THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                            Right to Purchase 17,151 Shares of
                                        Common Stock, par value $.01 per share

Date: February 27, 2001

                     FASTCOMM COMMUNICATIONS CORPORATION
                       INCENTIVE STOCK PURCHASE WARRANT

        THIS CERTIFIES THAT, for value received, RANO MUKHAMADIEVA, or its registered assigns, is entitled to purchase from FASTCOMM COMMUNICATIONS CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, Seventeen Thousand One Hundred Fifty One (17,151) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $0.77436. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to, and identified as Warrants in, that certain Securities Purchase Agreement, dated as of February 26, 2001, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

                                                                EXECUTION COPY





        THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                            Right to Purchase 50,940 Shares of
                                        Common Stock, par value $.01 per share

Date: February 27, 2001

                     FASTCOMM COMMUNICATIONS CORPORATION
                       INCENTIVE STOCK PURCHASE WARRANT

          THIS CERTIFIES THAT, for value received, AUGUSTO LATORRE, or its registered assigns, is entitled to purchase from FASTCOMM COMMUNICATIONS CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, Fifty Thousand Nine Hundred Forty (50,940) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $0.77436. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to, and identified as Warrants in, that certain Securities Purchase Agreement, dated as of February 26, 2001, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

                                                                EXECUTION COPY





        THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                            Right to Purchase 72,164 Shares of
                                        Common Stock, par value $.01 per share

Date: February 27, 2001

                     FASTCOMM COMMUNICATIONS CORPORATION
                       INCENTIVE STOCK PURCHASE WARRANT

        THIS CERTIFIES THAT, for value received, SAMUEL L. MILBANK, or its registered assigns, is entitled to purchase from FASTCOMM COMMUNICATIONS CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, Seventy Two Thousand One Hundred Sixty Four (72,164) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $0.77436. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to, and identified as Warrants in, that certain Securities Purchase Agreement, dated as of February 26, 2001, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

                                                                EXECUTION COPY





        THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                           Right to Purchase 108,245 Shares of
                                        Common Stock, par value $.01 per share

Date: February 27, 2001

                     FASTCOMM COMMUNICATIONS CORPORATION
                       INCENTIVE STOCK PURCHASE WARRANT

        THIS CERTIFIES THAT, for value received, DAVID MCCARTHY, or its registered assigns, is entitled to purchase from FASTCOMM COMMUNICATIONS CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, One Hundred Eight Thousand Two Hundred Forty Five (108,245) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $0.77436. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to, and identified as Warrants in, that certain Securities Purchase Agreement, dated as of February 26, 2001, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

                                                                EXECUTION COPY





        THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                           Right to Purchase 108,245 Shares of
                                        Common Stock, par value $.01 per share

Date: February 27, 2001

                     FASTCOMM COMMUNICATIONS CORPORATION
                       INCENTIVE STOCK PURCHASE WARRANT

        THIS CERTIFIES THAT, for value received, CLAUDIO GUAZZONI, or its registered assigns, is entitled to purchase from FASTCOMM COMMUNICATIONS CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, One Hundred Eight Thousand Two Hundred Forty Five (108,245) fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $0.77436. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to, and identified as Warrants in, that certain Securities Purchase Agreement, dated as of February 26, 2001, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

        .      Manner of Exercise; Issuance of Certificates; Payment for
Shares. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business date, on the next succeeding business date. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "DELIVERY PERIOD"). The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

        Unless the Corporation has notified Holder in writing prior to the delivery by Holder of an Exercise Agreement that the Corporation is unable to honor exercises, if (i) the Corporation fails for any reason to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) thereafter, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by Holder of the unlegended shares of Common Stock (the "SOLD SHARES") which Holder anticipated receiving upon such exercise (a "BUY-IN"), the Corporation shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by Holder from the sale of the Sold Shares. For example, if Holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay Holder $1,000. Holder shall provide the Corporation written notification indicating any amounts payable to Holder pursuant to this Section, together with evidence supporting such calculation. The Corporation shall make any payments required pursuant to this Section within five (5) business days after its receipt of written notice from the Holder of such amount.

        Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief.

        .      Period of Exercise.

        This Warrant is immediately exercisable, at any time or from time to time on or after the date of initial issuance of this Warrant (the "ISSUE DATE") and before 5:00 p.m., New York City time, on the fifth (5th) anniversary of the Issue Date (the "EXERCISE PERIOD"). The Exercise Period shall automatically be extended by one (1) day for each day on which the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof.

        .      Certain Agreements of the Company.  The Company hereby
covenants and agrees as follows:

               ()     Shares to be Fully Paid. All Warrant Shares will, upon
issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

               ()     Reservation of Shares. During the Exercise Period, the
Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a suf ficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(g) hereof).

               ()     Listing. The Company shall promptly secure the listing
of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

               ()     Certain Actions Prohibited. The Company will not, by
amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company
(i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and
(ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

               ()     Successors and Assigns.  This Warrant will be binding
upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

               ()     Blue Sky Laws. The Company shall, on or before the date
of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

        .      Antidilution Provisions. During the Exercise Period, the
Exercise Price and the number of Warrant Shares issuable hereunder and for which this Warrant is then exercisable pursuant to Section 2 hereof shall be subject to adjustment from time to time as provided in this Section 4.

        In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

               ()     Adjustment of Exercise Price. Except as otherwise
provided in Sections 4(c) and 4(e) hereof, if and whenever during the Exercise Period the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as hereinafter defined) on the date of issuance (a "DILUTIVE ISSUANCE"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

               E'   =   E    x           O + P/M
                                      --------------
                                          CSDO

               where:
               E'     =      the adjusted Exercise Price;
               E      =      the then current Exercise Price;
               M      =      the then current Market Price (as defined in Section 4(1)(ii));
               O      =      the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
               P      =      the aggregate consideration, calculated as set forth in Section
                             4(b) hereof, received by the Company upon such Dilutive
                             Issuance; and
               CSDO   =      the total number of shares of Common Stock Deemed
                             Outstanding (as defined in Section 4(l)(i))
                             immediately after the Dilutive Issuance.

               ()     Effect on Exercise Price of Certain Events. For purposes
of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

                      ()     Issuance of Rights or Options.  If the Company in
any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "OPTIONS") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price in effect on the date of issuance of such Options ("BELOW MARKET OPTIONS"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Market Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

                      ()     Issuance of Convertible Securities.

                             (A)    If the Company in any manner issues or
sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price in effect on the date of issuance of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                             (B)    If the Company in any manner issues or
sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "VARIABLE RATE CONVERTIBLE SECURITY"), then the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" for purposes of the calculation contemplated by
Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price on the date of issuance of such Convertible Security was 75% of the Market Price on such date (the "ASSUMED VARIABLE MARKET PRICE"). Further, if the Market Price at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4 with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been 75% of the Market Price existing at the time of the adjustment required by this sentence.

                      ()     Change in Option Price or Conversion Rate.  If
there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                      ()     Treatment of Expired Options and Unexercised
Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                      ()     Calculation of Consideration Received.  If any
Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

                      ()     Exceptions to Adjustment of Exercise Price.  No
adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the Issue Date and set forth on Schedule 3(c) of the Securities Purchase Agreement in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of any Prepaid Warrants (as such term is defined in the Securities Purchase Agreement) or Incentive Warrants issued or issuable in accordance with the terms of the Securities Purchase Agreement; or (iv) upon exercise of the Prepaid Warrants and the Incentive Warrants.

               ()     Subdivision or Combination of Common Stock. If the
Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

               ()     Adjustment in Number of Shares. Upon each adjustment of
the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant and for which this Warrant is or may become exercisable shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable or for which this Warrant is or may become exercisable (as applicable) upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

               ()     Consolidation, Merger or Sale. In case of any
consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. Notwithstanding the foregoing, in the event of any such sale or conveyance, the holder of this Warrant shall, at its option, have the right to receive, and, in the event of any such merger, consolidation, sale or conveyance which involves the receipt of cash consideration by the equity holders of the Company's capital stock or in which the surviving or continuing entity is not a publicly traded corporation whose common stock is listed for trading on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, the holder of this Warrant shall be entitled to receive, in connection with such transaction, cash consideration at a per share price equal to the other stockholders' per share price.

               ()     Distribution of Assets. In case the Company shall
declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, stock repurchase by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION"), at any time during the Exercise Period, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

               ()     Notice of Adjustment. Upon the occurrence of any event
which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give 10 day notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

               ()     Minimum Adjustment of Exercise Price. No adjustment of
the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

               ()     No Fractional Shares. No fractional shares of Common
Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

               ()     Other Notices.  In case at any time:

                      ()     the Company shall declare any dividend upon the
Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                      ()     the Company shall offer for subscription pro rata
to the holders of the Common Stock any additional shares of stock of any class or other rights;

                      ()     there shall be any capital reorganization of the
Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                      ()     there shall be a voluntary or involuntary
dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

               ()     [Intentionally Omitted].
               ()     Certain Definitions.

                      ()     "COMMON STOCK DEEMED OUTSTANDING" shall mean the
number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

                      ()     "MARKET PRICE," as of any date, (i) means the
average of the closing bid prices for the shares of Common Stock as reported on the Nasdaq Over-the-Counter Bulletin Board ("BULLETIN BOARD") Bloomberg Financial Markets ("BLOOMBERG") for the five (5) consecutive trading days immediately preceding such date, or (ii) if the Bulletin Board is not the principal trading market for the shares of Common Stock, the average of the last sale prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no sale price for such period, the last bid price reported by Bloomberg for such period, or (iii) if the foregoing do not apply, the last sale price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sale price is so reported for such security, the last bid price of such security as reported by Bloomberg, or
(iv) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to a majority in interest of the holders of Incentive Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                      ()     "COMMON STOCK," for purposes of this Section 4,
includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

        .      Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

        .      No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        .      Transfer, Exchange, Redemption and Replacement of Warrant.

               ()     Restriction on Transfer. This Warrant and the rights
granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and (g) hereof and to the provisions of Sections 2(f), 2(g), and 8(g) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of February 27, 2001, by and among the Company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT").

               ()     Warrant Exchangeable for Different Denominations. This
Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

               ()     Replacement of Warrant. Upon receipt of evidence
reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

               ()     Cancellation; Payment of Expenses. Upon the surrender of
this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all costs and expenses (including legal fees) incurred by such holder in connection with the successful enforcement of its rights hereunder.

               ()     Warrant Register. The Company shall maintain, at its
principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

               ()     Exercise or Transfer Without Registration. If, at the
time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company's counsel renders such an opinion and up to $250 of such cost shall be borne by the Company if the holder's counsel is requested to render such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

               ()     Additional Restrictions on Exercise or Transfer. Unless
the holder of this Warrant delivers a waiver in accordance with the last sentence of this Section 7(g), this Warrant shall not be exercisable by a holder hereof to the extent (but only to the extent) that the sum of (a) the number of Common Stock beneficially owned by such holder and its affiliates, and (b) the number of Common Stock issuable upon exercise of the Warrant (or portion thereof) with respect to which the determination described herein is being made would result in beneficial ownership by such holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of this Section 7(g), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. Notwithstanding the foregoing, a holder may, by providing written notice to the Company, (x) adjust the restriction set forth in this Section 7(g) so that the limitations on beneficial ownership of 4.99% of the outstanding shares of Common Stock referred to above shall not be applicable to such holder, which adjustment shall not take effect until the 61st day after the date of such notice and (y) irrevocably waive the right to deliver a waiver in accordance with this sentence; provided, however, that if such adjustment would result in beneficial ownership greater than 9.99% of the outstanding shares of Common Stock, by such holder and its affiliates than such adjustment shall not take effect until the 75th day after the date of such notice.

        .      Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

        .      Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                      If to the Company:

                      FastComm Communications
                      45472 Holiday Drive
                      Dulles, Virginia 20166
                      Telephone: (703) 318-7750
                      Telecopy:   (703) 787-4625
                      Attn: Peter C. Madsen, President

                      with a copy simultaneously transmitted by like means to:

                      Sokolow, Dunaud, Mercadier & Carreras, LLP
                      770 Lexington Avenue - 6th Floor
                      New York, New York 10021-8165
                      Telephone: (212) 935-6000
                      Telecopy:   (212) 935-4865
                      Attn: Thomas G. Amon, Esq.

If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 9.

        .      Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the City of New York in the State of New York in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by certified or registered mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

        .      Miscellaneous.

               ()     Amendments.  This Warrant and any provision hereof may
only be amended by an instrument in writing signed by the Company and the holder hereof.

               ()     Descriptive Headings.  The descriptive headings of the
several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

               ()     Business Day. For purposes of this Warrant, the term
"business day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.


                           [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                    FASTCOMM COMMUNICATIONS CORPORATION

                                    By: _________________________________
                                        Name:  Peter C. Madsen
                                        Title: President

       (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

To:     FastComm Communications
        45472 Holiday Drive
        Dulles, Virginia 20166
        Telephone: (703) 318-7750
        Telecopy:   (703) 787- 4625
        Attn: Peter C. Madsen, President

        The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of FASTCOMM COMMUNICATIONS CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "COMPANY"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

        ()     The undersigned agrees not to offer, sell, transfer or
otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if Rule 144 is unavailable:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

        ()     The undersigned requests that stock certificates for such
shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:_________________                     __________________________________
                                                   Signature of Holder

                                            ----------------------------------
                                                   Name of Holder (Print)

                                                   Address:
                                            ----------------------------------

                                            ----------------------------------

                                            ----------------------------------

                              FORM OF ASSIGNMENT


        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:

Name of Assignee                    Address                     No of Shares






, and hereby irrevocably constitutes and appoints
_____________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

------------------

                                            Name: ____________________________


                                                   Signature:

----------------------                             Title of Signing Officer or
                                                   Agent (if any):
----------------------
                                                   Address:
----------------------

----------------------
                                                   Note:  The above signature
should correspond exactly with the name on the face of the within Warrant.